                                                                   EXHIBIT 99.6
                               FORM OF ELECTION
       TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK OF
                              ACCELGRAPHICS, INC.

  Please read and follow carefully the Instructions set forth below, which set forth the requirements that need to be complied with in order to make an effective election. Nominees, trustees or other persons who hold shares of AccelGraphics, Inc. ("AccelGraphics") Common Stock, par value $0.001 per share ("AccelGraphics Common Stock"), in a representative capacity are directed to Instruction G(5).

  TO BE EFFECTIVE, THIS FORM OF ELECTION, PROPERLY COMPLETED AND SIGNED IN ACCORDANCE WITH THE ACCOMPANYING INSTRUCTIONS, TOGETHER WITH CERTIFICATES FOR THE ACCELGRAPHICS COMMON STOCK COVERED HEREBY (UNLESS DELIVERY IS GUARANTEED IN BOX E BELOW IN ACCORDANCE WITH INSTRUCTION A), MUST BE RECEIVED BY THE EXCHANGE AGENT NAMED BELOW, AT THE APPROPRIATE ADDRESS SET FORTH BELOW, NO LATER THAN THE ELECTION DEADLINE (AS DEFINED IN INSTRUCTION A). DELIVERIES MADE TO ADDRESSES OTHER THAN THE ADDRESSES FOR THE EXCHANGE AGENT SET FORTH BELOW DO NOT CONSTITUTE VALID DELIVERIES AND THE EXCHANGE AGENT WILL NOT BE RESPONSIBLE THEREFOR.

                              The Exchange Agent:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                40 Wall Street
                              New York, NY 10005
                        Attn: Executive Vice President

Phone (718) 921-8200                Fax (718) 234-5001

  If you require additional information or additional copies of any of the documents referenced herein, please contact Georgeson & Company, Inc. (the "Information Agent"):

                   [LOGO OF GEORGESON & CO. APPEARS HERE]

                               Wall Street Plaza
                           New York, New York 10005
                Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

  This Form of Election is being delivered in connection with the merger (the "Merger") of AccelGraphics with and into E&S Merger Corp., a subsidiary of Evans & Sutherland Computer Corporation ("E&S"), pursuant to the Agreement and Plan of Merger, dated as of April 22, 1998 (the "Merger Agreement").

  The undersigned, subject to the Election and Allocation Procedures (as defined below) and the other terms and conditions set forth in this Form of Election, including the documents incorporated herein by reference, hereby (a) surrenders the certificate(s) (the "Certificates") representing the shares of AccelGraphics Common Stock listed in Box A below and (b) elects (an "Election"), as indicated below, upon consummation of the Merger to have the shares of AccelGraphics Common Stock represented by the Certificates (the "AccelGraphics Shares") converted into the right:

  (CHECK ONLY ONE)

  [_] to receive $5.75 in cash for each of the AccelGraphics Shares, without interest (a "Cash Election"); or

  [_] to receive shares of Common Stock, par value $0.20 per share ("E&S
      Shares"), of E&S with a value of $5.75 for each of the AccelGraphics Shares (a "Stock Election"); or

  [_] to receive (i) $5.75 in cash for a desired percentage of the AccelGraphics Shares and (ii) E&S Shares with a value of $5.75 for each of the remaining the AccelGraphics Shares (as indicated immediately below) (a "Mixed Election"); or


     Complete this box only if you have checked the box indicating a Mixed Election:

       (i)   % of AccelGraphics Shares to be exchanged for cash;

       (ii)   % of AccelGraphics Shares to be exchanged for E&S
     Shares.

       The numbers filled in (i) and (ii) above must add to 100%

     IF THE NUMBERS FILLED IN ABOVE DO NOT ADD TO 100%, YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION.


  [_] to indicate no preference with regard to a Cash Election, a Stock
      Election or a Mixed Election, in which case you will receive for each of the AccelGraphics Shares a mix of 52% E&S Shares and 48% cash with a total value per AccelGraphics Share of $5.75 (a "Non-Election").

  For purposes of the foregoing election procedures, E&S Shares will be valued at the average closing sales price of E&S Common Stock on the Nasdaq National Market on each of the ten (10) consecutive trading days immediately preceding the second trading day prior to the date on which the Merger is consummated.

  A HOLDER OF SHARES OF ACCELGRAPHICS COMMON STOCK THAT DOES NOT SUBMIT AN EFFECTIVE FORM OF ELECTION PRIOR TO THE ELECTION DEADLINE (AS DEFINED IN INSTRUCTION A) WILL BE DEEMED TO HAVE MADE A NON-ELECTION.

  If the Exchange Agent has not received your properly completed Form of Election, accompanied by your stock certificates, by the Election Deadline (unless Box E (Guaranty of Delivery) has been properly completed and such certificates are received by the Exchange Agent by the Guaranteed Delivery Deadline), you will be deemed to have made a Non-Election.

  The undersigned hereby certifies that this Election covers all of the shares of AccelGraphics Common Stock registered in the name of the undersigned and either (i) beneficially owned by the undersigned, or (ii) owned by the undersigned in a representative or fiduciary capacity for a particular beneficial owner or for one or more beneficial owners.

                                     BOX A

                            CERTIFICATE INFORMATION
      LIST BELOW THE CERTIFICATES TO WHICH THIS FORM OF ELECTION RELATES
                    (ATTACH ADDITIONAL SHEETS IF NECESSARY)

-------------------------------------------------------------------------------

        NAME AND ADDRESS OF
      REGISTERED HOLDER(S) AS               NUMBER OF SHARES
     SHOWN ON THE SHARE RECORDS CERTIFICATE  REPRESENTED BY
     (PLEASE FILL IN, IF BLANK)   NUMBER    EACH CERTIFICATE
------------------------------------------------------------

                                            ----------------
                                            ----------------
                                            ----------------
                                            ----------------
                                            ----------------
                TOTAL SHARES:


  This Election is subject to the terms and conditions set forth in the Merger Agreement and the Proxy Statement/Prospectus, dated May , 1998 (the "Proxy Statement/ Prospectus"), furnished to stockholders of AccelGraphics in connection with the Merger, all of which are incorporated herein by reference. Receipt of the Proxy Statement/Prospectus, including the Merger Agreement attached as Annex A thereto, is hereby acknowledged. Copies of the Proxy Statement/Prospectus are available from Georgeson & Company, as Information Agent, upon request (see Instruction H(10)).

  It is understood that because pursuant to the Merger Agreement the number of shares of AccelGraphics Common Stock to be converted into the right to receive E&S Shares in the Merger and the number of shares of AccelGraphics Common Stock to be converted into the right to receive cash in the Merger are subject to limitations, no assurance can be given that an Election by any given stockholder, including this Election by the undersigned, can be accommodated. Rather, the Election by each holder of AccelGraphics Common Stock, including this Election by the undersigned, will be subject to the results of the election and allocation procedures set forth in the Merger Agreement and described in the Proxy Statement/Prospectus under the caption "The Merger-- Description of Election Procedures; Allocation; Proration" (the "Election and Allocation Procedures").

                                            -----------------------------------
                                              Certificate Holder(s) Sign Here

  The undersigned hereby represents and warrants that the undersigned has full power and authority to complete and deliver this Form of Election and to deliver for surrender and cancellation the above-described Certificate(s) delivered herewith and that the rights represented by the Certificate(s) are free and clear of all liens, restrictions, charges and encumbrances and are not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender of the Certificate(s) surrendered herewith. All authority herein conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Delivery of the Certificate(s) for surrender and cancellation may be revoked only in accordance with Instruction G(2).


                                     BOX B

                                   SIGN HERE
                (TO BE COMPLETED BY ALL PERSON(S) SURRENDERING
               CERTIFICATES AND EXECUTING THIS FORM OF ELECTION)
  ........................................................................

  ........................................................................
                         (SIGNATURE(S) OF HOLDER(S))

 Dated: ..................................................................

 Name(s):.................................................................

      ....................................................................

      ....................................................................

 Address: ................................................................

      ....................................................................
                            (INCLUDING ZIP CODE)

 [_] Check box if change of address

 Phone: ..................................................................
         (SO THE EXCHANGE AGENT CAN CONTACT YOU IN CASE OF QUESTIONS, ALTHOUGH THE EXCHANGE AGENT IS UNDER NO OBLIGATION TO DO SO.)

   Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holders by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, please set forth full title. (See Instruction H(6)).

 Title: ....................................................................
                (OTHER THAN SIGNATURE(S), PLEASE PRINT OR TYPE)

                                     BOX C

                 COMPLETE ONLY IF REQUIRED BY INSTRUCTION H(5).

                              SIGNATURE GUARANTEE

                  YOUR SIGNATURE MUST BE MEDALLION GUARANTEED
                     BY AN ELIGIBLE FINANCIAL INSTITUTION.

           NOTE: A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.

                     FOR USE BY FINANCIAL INSTITUTION ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

                           IMPORTANT TAX INFORMATION

  PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER.



 SUBSTITUTE                PART I--PLEASE PROVIDE YOUR       -----------------
 FORM W-9                  TIN IN THE BOX AT RIGHT AND       Social Security
                           CERTIFY BY SIGNING AND DATING         Number
                           BELOW. See Instruction H(9)
 DEPARTMENT OF                                                     OR
 THE TREASURY
 INTERNAL                                                    -----------------
 REVENUE SERVICE                                                Employer
                                                             Identification
                                                                 Number
                          -----------------------------------------------------
                           PART II--Awaiting TIN [_]

                           For Payees exempt from backup withholding,
                           complete as directed in Instruction H(9).
                          -----------------------------------------------------
                           Certification.--Under penalties of perjury
                           I certify that:

                           (1) The number shown on this form is my correct
                               Taxpayer Identification Number (or I am
                               waiting for a number to be issued to me), and

 PAYER'S REQUEST           (2) I am not subject to backup withholding either
 FOR TAXPAYER                  because I have not been notified by the
 IDENTIFICATION                Internal Revenue Service ("IRS") that I am
 NUMBER (TIN)                  subject to backup withholding as a result of
                               a failure to report all interest or
                               dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                           Certification Instructions.--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                           Signature: ________________  Date: _______________

                           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9

                           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION
                                                NUMBER

                           I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part II (and have completed this Certificate of Awaiting Taxpayer Identification Number), 31 percent of all reportable payments made to me will be withheld until I provide a properly certified taxpayer identification number to the Exchange Agent.

                           Signature: ________________  Date: _______________

                                     BOX E

                             GUARANTY OF DELIVERY
        (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)
                              (SEE INSTRUCTION A)

   The undersigned (check appropriate boxes below) guarantees to deliver to the Exchange Agent at the appropriate address set forth above the certificates for shares of AccelGraphics Common Stock submitted with this Form of Election no later than 5:00 p.m., Eastern Daylight Time, on the Guaranteed Delivery Deadline (as defined in Instruction A).


  [_]a member of a registered       -------------------------------------------
     national securities exchange              (Firm--Please Print)


  [_]a member of the National       -------------------------------------------
     Association of Securities                (Authorized Signature)
     Dealers, Inc.

                                    -------------------------------------------


  [_]a commercial bank or trust
     company in the United States   -------------------------------------------
                                                     (Address)

                                    -------------------------------------------
                                             (Area Code and Telephone)

  (PLEASE READ CAREFULLY THE GENERAL INSTRUCTIONS CONTAINED ELSEWHERE HEREIN)


                   SPECIAL ISSUANCE AND MAILING INSTRUCTIONS

  The undersigned understands that the E&S Shares to be issued, the check issued as payment in cash, or the cash in lieu of fractional shares check (such checks being referred to herein as "Payment Checks") with respect to the AccelGraphics Common Stock surrendered will be issued in the same name(s) as the certificate(s) surrendered and will be mailed to the address of the registered holder(s) indicated above, unless otherwise indicated in Box F or Box G below. If Box F is completed, the signature of the undersigned must be guaranteed as set forth in Instruction H(5).

               BOX F                                     BOX G


    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL MAILING INSTRUCTIONS
       (SEE INSTRUCTION H(5))                    (SEE INSTRUCTION H(7))


   TO BE COMPLETED ONLY if the               TO BE COMPLETED ONLY if the
 certificate or Payment Check(s)           certificate or Payment Check(s)
 is (are) to be issued in the              is (are) to be delivered to the
 name(s) of someone other than the         registered holder(s) or someone
 registered holder(s) set forth            other than the registered hold-
 above.                                    er(s) at an address other than
                                           shown above.


 Issue to:
                                           Mail to:

 Name: ____________________________        Name: ____________________________

 Address: _________________________        Address: _________________________
        (STREET AND NUMBER)                       (STREET AND NUMBER)

 __________________________________        __________________________________
     (CITY, STATE AND ZIP CODE)                (CITY, STATE AND ZIP CODE)

 __________________________________              (PLEASE PRINT OR TYPE)
 TAXPAYER IDENTIFICATION OR SOCIAL
          SECURITY NUMBER
       (PLEASE PRINT OR TYPE)

                                 INSTRUCTIONS

  This Form of Election (or a facsimile thereof) should be properly filled in, dated and signed, and should be delivered, together with all stock certificates representing AccelGraphics Common Stock currently held by you (unless delivery is guaranteed in Box E in accordance with Instruction A), to the Exchange Agent at the appropriate address set forth on the front of this Form of Election. Please read and follow carefully the instructions regarding completion of this Form of Election set forth below. If you have any questions concerning this Form of Election or require any information or assistance, see Instruction H(10).

A. TIME IN WHICH TO ELECT

  In order for an Election to be effective, the Exchange Agent must receive a properly completed Form of Election, accompanied by all stock certificates representing AccelGraphics Common Stock currently held by you, NO LATER THAN 5:00 P.M., EASTERN DAYLIGHT TIME, ON THE BUSINESS DAY THAT IS TWO TRADING DAYS PRIOR TO THE CLOSING DATE (the "Election Deadline"). The Closing Date could occur on the same day approval of the Merger by stockholders of AccelGraphics is obtained, which is expected to be June 26, 1998. THUS, STOCKHOLDERS ARE URGED TO DELIVER A PROPERLY COMPLETED FORM OF ELECTION, ACCOMPANIED BY STOCK CERTIFICATES (OR A PROPER GUARANTY OF DELIVERY, AS DESCRIBED BELOW), NO LATER THAN 5:00 P.M., EASTERN DAYLIGHT TIME, ON JUNE 24, 1998, IN ORDER TO ASSURE THAT THEIR FORM OF ELECTION WILL BE RECEIVED BY THE ELECTION DEADLINE. E&S shall announce the Closing Date as soon as practicable but in no event less than five (5) trading days prior to the Closing Date. Persons whose stock certificates are not immediately available may also make an Election by completing this Form of Election (or a facsimile thereof) and having Box E (Guaranty of Delivery) properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the certificates, the delivery of which is thereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m., Eastern Daylight Time, on the eighth business day after the date of execution of such Guaranty of Delivery (the "Guaranteed Delivery Deadline")).

  IF THE EXCHANGE AGENT HAS NOT RECEIVED YOUR PROPERLY COMPLETED FORM OF ELECTION, ACCOMPANIED BY YOUR STOCK CERTIFICATES, BY THE ELECTION DEADLINE (UNLESS BOX E (GUARANTY OF DELIVERY) HAS BEEN PROPERLY COMPLETED AND SUCH CERTIFICATES ARE RECEIVED BY THE EXCHANGE AGENT BY THE GUARANTEED DELIVERY DEADLINE), YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION.

  For instructions regarding changes or revocations of Elections and the time in which such changes or revocations can be made, see Instructions G(1) and G(2) below.

B. ELECTIONS

  This Form of Election provides for your Election, subject to the Election and Allocation Procedures and the other items and conditions set forth hereunder and in the documents incorporated herein by reference, upon consummation of the Merger to have the shares of AccelGraphics Common Stock covered by this Form of Election (the "AccelGraphics Shares") converted into the right:

    --to receive $5.75 in cash for each of the AccelGraphics Shares (a "Cash Election"); or

    --to receive E&S Shares with a value of $5.75 for each of the AccelGraphics Shares (a "Stock Election"); or

    --to receive $5.75 in cash for a desired percentage of the AccelGraphics Shares and E&S Shares with a value of $5.75 for each of the remaining AccelGraphics Shares (a "Mixed Election"); or

    --to indicate no preference with regard to a Cash Election, Stock Election or Mixed Election, in which case you will receive for each of the AccelGraphics Shares a mix of 52% of the Merger consideration in E&S Shares and 48% in cash with a total value per AccelGraphics Share of $5.75 (a "Non-Election").

  For purposes of the foregoing election procedures, E&S Shares will be valued at the average closing sales price of E&S Common Stock on the Nasdaq National Market on each of the ten (10) consecutive trading days immediately preceding the second trading day prior to the date on which the Merger is consummated.

  A HOLDER OF SHARES OF ACCELGRAPHICS COMMON STOCK THAT DOES NOT SUBMIT AN EFFECTIVE FORM OF ELECTION PRIOR TO THE ELECTION DEADLINE WILL BE DEEMED TO HAVE MADE A NON-ELECTION.

  You should understand that your Election is subject to certain terms and conditions that are set forth in the Merger Agreement and described in the Proxy Statement/Prospectus. The Merger Agreement is included as Annex I to the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be requested from Georgeson & Company, as Information Agent, at the address or phone number set forth in Instruction H(10). The delivery of this Form of Election to the Exchange Agent constitutes acknowledgment of the receipt of the Proxy Statement/Prospectus. EACH HOLDER OF ACCELGRAPHICS COMMON STOCK IS STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY AND TO DISCUSS THE CONTENTS THEREOF, THE MERGER AND THIS FORM OF ELECTION WITH HIS OR HER PERSONAL FINANCIAL AND TAX ADVISORS PRIOR TO DECIDING WHAT ELECTION TO MAKE. THE TAX CONSEQUENCES TO A HOLDER OF ACCELGRAPHICS COMMON STOCK WILL VARY DEPENDING UPON A NUMBER OF FACTORS, INCLUDING WHETHER SUCH HOLDER RECEIVES E&S SHARES, CASH OR A COMBINATION THEREOF. FOR CERTAIN INFORMATION REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF AN ELECTION, SEE "THE MERGER--MATERIAL FEDERAL INCOME TAX CONSEQUENCES" IN THE PROXY STATEMENT/ PROSPECTUS.

C. CASH ELECTION

  If you elect, subject to the Election and Allocation Procedures and the other terms and conditions set forth in this Form of Election, including the documents incorporated herein by reference, to receive cash for all of the shares of AccelGraphics Common Stock covered by this Form of Election, you should check the "Cash Election" box on the first page of this Form of Election.

D. STOCK ELECTION

  If you elect, subject to the Election and Allocation Procedures and the other terms and conditions set forth in this Form of Election, including the documents incorporated herein by reference, to receive E&S Shares for all of the shares of AccelGraphics Common Stock covered by this Form of Election, you should check the "Stock Election" box on the first page of this Form of Election.

E. MIXED ELECTION

  If you elect, subject to the Election and Allocation Procedures and other terms and conditions set forth in this Form of Election, including the documents incorporated herein by reference, to receive cash for some of the shares of AccelGraphics Common Stock covered by this Form of Election and to receive E&S Shares for the remainder of the shares of AccelGraphics Common Stock covered by this Form of Election, you should check the "Mixed Election" box and complete the box immediately below such box on the first page of this Form of Election.

F. NON-ELECTION

  If you have no preference for either cash or E&S Shares, you should check the "Non-Election" box on the first page of this Form of Election, in which case you will receive for each of the AccelGraphics Shares a mix of 52% of the Merger consideration in E&S Shares and 48% in cash with a total value per AccelGraphics Share of $5.75 (a "Non-Election").

  E&S will not issue any fractional E&S Shares in connection with the Merger. A holder of AccelGraphics Common Stock who makes a Stock Election, Mixed Election or Non-Election, or who would otherwise receive fractional E&S Shares in connection with the Merger, will instead receive cash in an amount equal to the product of (i) the fractional interest to which such holder would otherwise be entitled (after aggregating all fractional shares of E&S Common Stock to be received by such holder), multiplied by (ii) the average closing sales price of E&S Common Stock on the Nasdaq National Market on each of the ten (10) consecutive trading days immediately preceding the second trading day prior to the date on which the Merger is consummated.

  If you have failed to make an effective Cash Election, Stock Election, Mixed Election or Non-Election for all of the shares of AccelGraphics Common Stock required to be covered by this Form of Election, or if your Election is deemed by the Exchange Agent or E&S to be defective in any way, or if your Form of Election is not accompanied by your certificates (unless Box E (Guaranty of Delivery) has been properly completed and such certificates are received by the Exchange Agent by the Guaranteed Delivery Deadline), you will be deemed to have made a Non-Election for all of such shares.

G. SPECIAL CONDITIONS

  (1) Change of Election. An effective Election may be changed by the person or persons making such Election by a written notice signed and dated by such person or persons received by the Exchange Agent prior to the Election Deadline, identifying the name of the registered holder of the AccelGraphics Common Stock subject to such Election and the serial numbers shown on the certificates representing such AccelGraphics Common Stock, accompanied by a properly completed, revised Form of Election.

  (2) Revocation of Election. An election may be revoked by the person or persons making such election by a written notice signed and dated by such person or persons and received by the Exchange Agent prior to the Election Deadline, identifying the name of the registered holder of the AccelGraphics Common Stock subject to such Election and the serial numbers shown on the certificates representing such AccelGraphics Common Stock. Any person or persons who have effectively revoked an Election may, by a signed and dated written notice to the Exchange Agent, request the return of the stock certificates submitted to the Exchange Agent and such certificates will be returned to such person or persons (at the stockholder's risk) within five business days of receipt of such request.

  (3) Nullification of Election. All Forms of Election will be void and of no effect if the Merger is not consummated, and certificates submitted therewith shall be promptly returned to the persons submitting the same.

  (4) Elections Subject to Allocation. All Elections are subject to the Election and Allocation Procedures set forth in the Merger Agreement and described in the Proxy Statement/Prospectus under the caption "The Merger-- Description of Election Procedures; Allocation; Proration" and to the other terms and conditions set forth thereunder and hereunder, including the documents incorporated herein by reference.

  (5) Shares Held by Nominees, Trustees or other Representatives. Holders of record of shares of AccelGraphics Common Stock who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Forms of Election covering the aggregate number of shares of AccelGraphics Common Stock held by such Representative for the beneficial owners for whom the Representative is making an Election or a Non-Election; provided, that such Representative certifies that each such Form of Election covers all the shares of AccelGraphics Common Stock held by such Representative for a particular beneficial owner. Any Representative who makes an Election or a Non-Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such shares of AccelGraphics Common Stock for a particular beneficial owner of such shares. If any shares held by a Representative are not covered by an effective Form of Election, they will be deemed to be covered by a Non-Election.

H. GENERAL

  (1) Execution and Delivery. In order to make an effective Election, you must correctly fill out this Form of Election, or a facsimile thereof. After dating and signing it, you are responsible for its delivery, accompanied by all stock certificates representing AccelGraphics Common Stock currently held by you or a proper Guaranty of Delivery of such stock certificates pursuant to Instruction A, to the Exchange Agent at the address set forth on the front of this Form of Election by the Election Deadline. YOU MAY CHOOSE ANY METHOD TO DELIVER THIS FORM OF ELECTION; HOWEVER, YOU ASSUME ALL RISK OF NON-DELIVERY. IF YOU CHOOSE TO USE THE MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE ALL STOCK CERTIFICATES.

  DELIVERY OF STOCK CERTIFICATES WILL BE DEEMED EFFECTIVE AND RISK OF LOSS WITH RESPECT TO SUCH CERTIFICATES SHALL PASS ONLY WHEN SUCH CERTIFICATES ARE ACTUALLY RECEIVED BY THE EXCHANGE AGENT.

  (2) Signatures. Except as otherwise permitted below, you must sign this Form of Election exactly the way your name appears on the face of your certificates. If the shares are owned by two or more persons, each must sign exactly as his or her name appears on the face of the certificates. If shares of AccelGraphics Common Stock have been assigned by the registered owner, this Form of Election should be signed in exactly the same way as the name of the assignee appearing on the certificates or transfer documents. See Instructions H(5)(a) and H(5)(b).

  (3) Notice of Defects; Resolution of Disputes. None of AccelGraphics, E&S and the Exchange Agent will be under any obligation to notify you or anyone else that the Exchange Agent has not received a properly completed Form of Election or that any Form of Election submitted is defective in any way.

  Any and all disputes with respect to Forms of Election or to Elections made in respect of AccelGraphics Common Stock (including but not limited to matters relating to the Election Deadline, time limits, defects or irregularities in the surrender of any stock certificate, effectiveness of any Elections and computations of allocations) will be resolved by E&S and its decision will be conclusive and binding on all concerned. E&S may delegate this function to the Exchange Agent in whole or in part. E&S or the Exchange Agent shall have the absolute right in its sole discretion to reject any and all Forms of Election and surrenders of stock certificates which are deemed by either of them to be not in proper form or to waive any immaterial irregularities in any Form of Election or in the surrender of any stock certificate. Surrenders of stock certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

  (4) Issuance of Payment Check(s) and New Certificate in Same Name. If the certificate representing E&S Shares and/or the Payment Check(s) are to be issued in the name of the registered holder(s) as inscribed on the surrendered certificate(s), the surrendered certificate(s) need not be endorsed and no guarantee of the signature on the Form of Election is required. For corrections in name and change in name not involving changes in ownership, see Instruction H(5)(c).

  (5) Issuance of Payment Check(s) and New Certificate in Different Name. If the certificate representing E&S Shares and/or the Payment Check(s) are to be issued in the name of someone other than the registered holder(s) of the surrendered certificate(s), you must follow the guidelines below. Note that in each circumstance listed below, stockholder(s) must have signature(s) guaranteed in Box C and complete Box F.

    (a) Endorsement and Guarantee. The certificate(s) surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered holder(s) of such

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  certificate(s) to the person who is to receive the E&S Shares and/or the
  Payment Check(s). The signature(s) of the registered holder(s) on the endorsement or stock powers must correspond with the name(s) written upon the face of the certificate(s) in every particular and must be medallion guaranteed by an eligible guarantor institution as defined below.

                 DEFINITION OF ELIGIBLE GUARANTOR INSTITUTION

  Generally an eligible guarantor institution, as defined in Rule 17Ad-15 of the regulations of the Securities and Exchange Commission, means:

    (i) Banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act);

    (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934;

    (iii) Credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act);

    (iv) National securities exchanges, registered securities associations and clearing agencies, as those terms are used under the Securities Exchange Act of 1934; and

    (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

  (b) Transferee's Signature. The Form of Election must be signed by the transferee or assignee or his or her agent, and should not be signed by the transferor or assignor. See Box B entitled "Sign Here." The signature of such transferee or assignee must be medallion guaranteed by an eligible guarantor institution as provided in Instruction H(5)(a).

  (c) Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows: For a change in name by marriage, etc., the Form of Election should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction in name, the Form of Election should be signed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown." The signature in each case should be guaranteed in the manner described in Instruction H(5)(a) above and Box F should be completed.

  You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of the E&S Shares certificate and/or Payment Check(s) in a name different from that of the registered holder(s) of the surrendered certificate(s).

  (6) Supporting Evidence. In case any Form of Election, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Form of Election, surrendered certificate(s), and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the certificate(s). Such documentary evidence of authority must be in form satisfactory to the Exchange Agent.

  (7) Special Instructions for Delivery by the Exchange Agent. The certificate representing E&S Shares and/or the Payment Check(s) will be mailed to the address of the registered holder(s) as indicated under Box A entitled "Certificate Information," unless instructions to the contrary are given in Box G entitled "Special Mailing Instructions."

  (8) Lost Certificates. If you are not able to locate your certificates representing AccelGraphics Common Stock, you should contact American Stock Transfer & Trust Company, E&S's transfer agent, at: 40 Wall Street, New York, NY 10005 or at (718) 921-8200. In such event, American Stock Transfer & Trust will forward additional documentation which the shareholder must complete in order to effectively surrender such lost or destroyed certificate(s). There may be a fee to replace lost certificates.

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

  (9) Federal Income Tax Withholding. Under Federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service disclosing any payments of cash being made to each holder of certificates formerly representing shares of AccelGraphics Common Stock pursuant to the Merger Agreement. In order to avoid "backup withholding" of Federal income tax on any cash received upon the surrender of certificate(s), a holder thereof must, unless an exemption applies, provide the Exchange Agent with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9, which is part of this Form of Election (Box D), and certify, under penalties of perjury, that such number is correct and that such holder is not otherwise subject to backup withholding. If the correct TIN and certifications are not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made for surrender of certificate(s) may be subject to backup withholding of 31 percent. In addition, if a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such a statement, a $500 penalty may also be imposed by the Internal Revenue Service.

  Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of income taxes, a refund may be obtained from the Internal Revenue Service.

  The TIN that must be provided on the Substitute Form W-9 is that of the registered holder(s) of the certificate(s) at the Effective Time. The TIN for an individual is his or her social security number. The box in Part II of the Substitute Form W-9 may be checked if the person surrendering the certificates has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II has been checked, the person surrendering the certificate(s) must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part II is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), the Exchange Agent will withhold 31 percent on all cash payments with respect to surrendered certificate(s) made prior to the time it is provided with a properly certified TIN.

  Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual may qualify as an exempt person by submitting Form W-8 or a substitute Form W-8, signed under penalties of perjury, certifying to such person's exempt status. A form of such statement can be obtained from the Exchange Agent. A certificate holder should consult his or her tax advisor as to such holder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

  The signature and date provided on the Substitute Form W-9 will serve to certify that the TIN and withholding information provided in this Form of Election are true, correct, and complete. Please consult your tax advisor for further guidance in completing the Substitute Form W-9.

  (10) Questions and Requests for Information or Assistance. If you have any questions or need assistance to complete this Form of Election, or would like to obtain additional copies of this Form of Election or the Proxy Statement/Prospectus, please contact Georgeson & Company, Inc. at (800) 223-2064. You may also obtain additional copies of the Form of Election and additional copies of the Proxy Statement/Prospectus from Georgeson & Company, Inc. at Wall Street Plaza, New York, New York 10005. All such documents are available without charge upon written or oral request from Georgeson & Company.

I. DELIVERY OF E&S SHARES AND PAYMENT CHECKS

  As soon as practicable after the Merger becomes effective, the Exchange Agent will make the allocations of cash and E&S Shares to be received by holders of AccelGraphics Common Stock or their designees in accordance with the Election and Allocation Procedures. The Exchange Agent will thereafter issue and mail to you a check for any cash and/or any certificate or certificates for the E&S Shares to which you are entitled (and, if applicable, a check in lieu of a fractional share), provided you have delivered the required certificates for your AccelGraphics Common Stock in accordance with the terms and conditions hereof, including the documents incorporated herein by reference.

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

  If you do not submit an effective Form of Election, the Exchange Agent will forward to you, as soon as practicable after the Merger becomes effective, a Letter of Transmittal for you to use to send in your stock certificates for shares of AccelGraphics Common Stock, containing appropriate instructions for surrendering such certificates at that time. After the Exchange Agent receives your stock certificates with a properly completed Letter of Transmittal, it will issue and mail to you a check for any cash and/or any certificate or certificates for E&S Shares to which you are entitled (and, if applicable, a check in lieu of a fractional share), provided you have delivered the required certificates for your AccelGraphics Common Stock in accordance with the terms and conditions of the Letter of Transmittal, including the documents incorporated therein by reference.

  DO NOT ENCLOSE YOUR PROXY CARD RELATING TO THE ANNUAL MEETING WITH THIS FORM OF ELECTION. YOUR PROXY CARD SHOULD BE RETURNED IN THE POSTAGE-PAID ENVELOPE ENCLOSED WITH THE PROXY STATEMENT/PROSPECTUS FOR THAT PURPOSE.

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